Exhibit 99.1

FOR IMMEDIATE RELEASE

Procera Networks Announces Third Quarter 2012 Financial Results

Fremont, Calif., November 6, 2012 – Procera Networks, Inc. (NASDAQ: PKT), the intelligent policy enforcement company, today reported financial results for its third quarter ended September 30, 2012.

Third Quarter 2012 Highlights
•	Record revenue of $16.1 million, up 32% from Q3 2011; bookings at $16.3 million
•	Won three new Tier 1 customers and received five follow-on orders from existing Tier 1 customers
•	New Tier 1 wins included a major Western European incumbent service provider, a major mobile service provider in APAC and a Middle Eastern mobile service provider
•	Received first order for PL20K from a new customer
•	Mobile customers contributed 45% of product revenue
•	Support revenue of $3.1 million, up 51% from Q3 2011
•	Received a record 50 new higher education product orders
•	18 direct Tier 1 trials ongoing or planned over the next 60 days
•	Record gross margin of 72%, compared to 61% in Q3 2011
•	Net income of $2.8 million, compared to $2.0 million in Q3 2011
•	Non-GAAP net income of $3.6 million, compared to $2.5 million in Q3 2011
•	Generated $1.6 million of cash flow from operations
•	Cash, cash equivalents and short term investments of $133 million at September 30, 2012

“Our strong quarterly results reflect the impact of our investment in global expansion with a significant new Tier 1 mobile win in APAC,” said James Brear, President and CEO of Procera Networks. “Our three new Tier 1 customer wins include a major Western European incumbent service provider, a major Asia Pacific mobile service provider, and a Middle Eastern mobile service provider. This was our first quarter with the largest portion of revenue coming from mobile, which contributed 45 percent of third quarter product revenue. The market environment and trial activity we are seeing for our solutions are strong globally across cable, mobile and wire line broadband service providers.”

Third Quarter 2012 Financial Results
Revenue for the third quarter of 2012 was $16.1 million, up 32% from revenue of $12.2 million in the third quarter of 2011. Total revenue for the nine months ended September 30, 2012 was $43.1 million, a 50% increase from $28.8 million for the nine months ended September 30, 2011.

Net income for the third quarter of 2012 was $2.8 million, or $0.14 per diluted share, compared to net income of $2.0 million, or $0.14 per diluted share, in the third quarter of 2011.  Net income for the nine months ended September 30, 2012 was $4.1 million, or $0.23 per diluted share, compared to net income of $ 2.0 million, or $0.16 per diluted share, for the nine months ended September 30, 2011.

Procera Networks, Inc. • 4121 Clipper Court, Fremont, CA 94538
Tel: (510) 230-2777 • Fax: (510) 656-1355 • www.proceranetworks.com

Non-GAAP net income for the third quarter of 2012 was $3.6 million, or $0.18 per diluted share, compared to non-GAAP net income of $2.5 million, or $0.17 per diluted share, in the third quarter of 2011.  Non-GAAP net income for the nine months ended September 30, 2012 was $6.9 million, or $0.39 per diluted share, compared to non-GAAP net income of $3.2 million, or $0.25 per diluted share, for the nine month ended September 30, 2011.  For an explanation of non-GAAP financial measures used in this release, and reconciliation to comparable GAAP measures, please refer to the Use of Non-GAAP Financial Information below.

Financial Guidance
Procera is reiterating its annual revenue guidance for 2012 of 40% revenue growth year-over-year, or expected revenue of approximately $62 million for the year ending December 31, 2012.

Procera acknowledges that there has been volatility in the Company’s historical financial results and that a number of uncertainties and other factors may cause the Company’s prior results, performance or achievements to be materially different from any future results. In particular, the Company notes that its gross margin rates are subject to continued volatility and that the Company’s gross margin rate for the third quarter of 2012 was at the high end of the Company’s volatility range due to a greater than average amount of software license sales during the quarter.

Conference Call Information
Procera Networks, Inc. will host a conference call at 4:30 p.m. Eastern Time today, November 6, 2012 to discuss its financial results for its third quarter ended September 30, 2012. Interested parties can access the live call by dialing 877-941-4774 or 480-629-9760 (International) and request the “Procera” call. A replay of the call will be available approximately one hour following the end of the call through 11:59 p.m. ET on Tuesday, November 13, 2012, by dialing 800-406-7325 and entering the replay code of 4570690#. To access the replay from international locations, dial 303-590-3030 using the same passcode. An archive of the conference call will be available on the Quarterly Results and Events section of the Procera Networks’ Investor Relations Web site at www.proceranetworks.com/investors.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements related to Procera Networks, Inc., including statements about our expectations for revenue growth for 2012, the market and increasing our market share, our ability to grow in new geographic markets, our new product offerings and our ability to successfully perform in trials and close new business within our pipeline of sales opportunities. Statements in this release that are not historical or current facts are forward-looking statements. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the acceptance and adoption of our products; our ability to service and upgrade our products; lengthy sales cycles and lab and field trial delays by service providers; our dependence on a limited product line; our dependence on key employees; our ability to compete in our industry with companies that are significantly larger and have greater resources; our ability to protect our intellectual property rights in a global market; our ability to manufacture product quickly enough to meet potential demand; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Procera Networks’ business are described in the "Risk Factors" section of our Form 10-K filed for the year ended December 31, 2011, our quarterly reports filed on Form 10-Q in 2012, and other reports filed with the SEC, which are available free of charge on the SEC's website at http://www.sec.gov or on our website at http://www.proceranetworks.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we undertake no obligation to update, amend or clarify any forward-looking statement for any reason.

Procera Networks, Inc. • 4121 Clipper Court, Fremont, CA 94538
Tel: (510) 230-2777 • Fax: (510) 656-1355 • www.proceranetworks.com

Use of Non-GAAP Financial Information
Procera’s management believes that certain non-GAAP financial measures, when taken together with the corresponding consolidated GAAP measures, provide incremental insight into the underlying factors and trends affecting both Procera’s performance and its cash generating potential. Management believes these non-GAAP measures increase the transparency of the company’s current results and enable investors to more fully understand trends in its current and future performance.

Thus, in addition to the financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures that we believe are helpful in understanding our financial performance. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, "GAAP to Non-GAAP Reconciliations." Management regularly uses these supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. Our non-GAAP financial measures include adjustments for stock-based compensation expenses and business development expenses: we have excluded the effect of stock-based compensation and the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers, acquisitions and other significant partnership arrangements from our non-GAAP gross profit, operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees and consultants, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Business development expenses are necessary as part of certain growth strategies, such as through mergers and acquisitions and will occur when such transactions are pursued.

The non-GAAP financial measures are not consistent with GAAP because they do not fully reflect all expenses. The above-mentioned non-GAAP measures are generated by adjusting the related GAAP measures solely to reverse the effect of the above mentioned expenses. The Company uses these financial measures to provide additional insight into current operating and business trends not readily apparent from the GAAP results.

Procera Networks, Inc. • 4121 Clipper Court, Fremont, CA 94538
Tel: (510) 230-2777 • Fax: (510) 656-1355 • www.proceranetworks.com

Management believes users of Procera’s financial statements will benefit from greater transparency in referring to these non-GAAP financial measures when assessing the Company’s operating results, as well as when forecasting and analyzing future periods. However, management recognizes that:

•	these non-GAAP financial measures are limited in their usefulness and should be considered only as a supplement to the Company’s GAAP financial measures;
•	these non-GAAP financial measures should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP;
•	these non-GAAP financial measures should not be considered in isolation from, or as a substitute for, the Company’s GAAP financial measures;
•	these non-GAAP financial measures should not be considered to be superior to the Company’s GAAP financial measures;
•
these non-GAAP financial measures were not prepared in accordance with GAAP and investors should not assume that the non-GAAP financial measures presented in this earnings release or discussed in the related earnings conference call were prepared under a comprehensive set of rules or principles; and

•	management intends to continue to track and present these non-GAAP financial measures for future periods.

Further, these non-GAAP financial measures may be unique to Procera, as they may be different from non-GAAP financial measures used by other companies. As such, this presentation of non-GAAP financial measures may not enhance the comparability of the Company’s results to the results of other companies.

A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure or measures appears at the end of this press release.

About Procera Networks, Inc.
Procera Networks Inc. (NASDAQ: PKT) delivers Intelligent Policy Enforcement (IPE) solutions designed for carriers, service providers and high-end enterprises to enable proactive quality management; innovative service creation and delivery; detailed business analytics on network utilization and bandwidth consumption; and mitigate security threats. Procera's PacketLogic solutions deliver superior performance, scalability, and functionality to allow personalized services for millions of subscribers as part of the 3GPP Policy and Charging Control architecture. For more information, visit http://www.proceranetworks.com.

Investor Relations Contact
Charles Messman or Todd Kehrli, MKR Group Inc., 323-468-2300, pkt@mkr-group.com

Press Contact
Fran Lowe, Engage PR, 510-748-8200 x225, flowe@engagepr.com

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Procera Networks, Inc. • 4121 Clipper Court, Fremont, CA 94538
Tel: (510) 230-2777 • Fax: (510) 656-1355 • www.proceranetworks.com

Procera Networks, Inc.
Condensed Consolidated Statements of Operations
Unaudited
(in thousands, except per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Sales:
Product sales	$12,948	$10,128	$34,640	$24,007
Support sales	3,113	2,065	8,418	4,765
Total sales	16,061	12,193	43,058	28,772
Cost of sales:
Product cost of sales	4,053	4,473	12,671	10,620
Support cost of sales	487	256	956	516
Total cost of sales	4,540	4,729	13,627	11,136

Gross profit	11,521	7,464	29,431	17,636
	71.7%	61.2%	68.4%	61.3%
Operating expenses:
Research and development	1,931	1,024	5,414	3,304
Sales and marketing	4,573	2,976	13,053	8,184
General and administrative	2,386	1,393	6,823	3,982
Total operating expenses	8,890	5,393	25,290	15,470

Income from operations	2,631	2,071	4,141	2,166

Interest and other income (expense), net	161	(26)	108	(91)

Income before income taxes	2,792	2,045	4,249	2,075
Income tax provision	29	-	141	79
Net income	$2,763	$2,045	$4,108	$1,996

Net income per share - basic	$0.14	$0.14	$0.24	$0.16
Net income per share - diluted	$0.14	$0.14	$0.23	$0.16

Shares used in computing net income per share:
Basic	19,305	14,358	17,304	12,489
Diluted	19,801	14,593	17,824	12,719

Procera Networks, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
	September 30, 2012	December 31, 2011
ASSETS
Current Assets:
Cash and cash equivalents	$42,147	$23,900
Short-term investments	90,823	13,504
Accounts receivable, net of allowance	16,463	11,403
Inventories, net	7,656	7,625
Prepaid expenses and other	1,523	938
Total current assets	158,612	57,370

Property and equipment, net	3,388	1,806
Goodwill	960	960
Other non-current assets	26	20
Total assets	$162,986	$60,156

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,509	$3,366
Deferred revenue	7,728	5,505
Accrued liabilities	4,455	3,845
Total current liabilities	16,692	12,716

Non-current liabilities:
Deferred revenue	2,159	873
Total liabilities	18,851	13,589

Commitments and contingencies		-

Stockholders' equity:
Common stock	19	15
Additional paid-in capital	198,444	105,205
Accumulated other comprehensive loss	(173)	(390)
Accumulated deficit	(54,155)	(58,263)
Total stockholders' equity	144,135	46,567

Total liabilities and stockholders' equity	$162,986	$60,156

Procera Networks, Inc.
GAAP to Non-GAAP Reconciliation; and Supplemental Financial Information
Unaudited
(in thousands, except per share data)
	Three Months Ended			Nine Months Ended
	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Sales - U.S. GAAP as reported	$16,061	$14,665	$12,193	$43,058	$28,772

Reconciliation of Gross Profit:
U.S. GAAP as reported	$11,521	$9,247	$7,464	$29,431	$17,636
As a percentage of sales	71.7%	63.1%	61.2%	68.4%	61.3%
Adjustment:
Stock-based compensation (1)	34	30	26	98	78
As Adjusted	$11,555	$9,277	$7,490	$29,529	$17,714
As a percentage of sales	71.9%	63.3%	61.4%	68.6%	61.6%

Reconciliation of Operating Expense:
U.S. GAAP as reported	$8,890	$8,343	$5,393	$25,290	$15,470
Adjustment:
Stock-based compensation (1)	787	631	409	2,095	1,136
Business development expenses (2)	-	-	-	646	-
As Adjusted	$8,103	$7,712	$4,984	$22,549	$14,334

Reconciliation of Net Income:
U.S. GAAP as reported	$2,763	$766	$2,045	$4,108	$1,996
Adjustment:
Stock-based compensation (1)	821	661	435	2,193	1,214
Business development expenses (2)	-	-	-	646	-
As Adjusted	$3,584	$1,427	$2,480	$6,947	$3,210

Reconciliation of Diluted Net Income Per Share:
U.S. GAAP as reported	$0.14	$0.04	$0.14	$0.23	$0.16
Adjustment:
Stock-based compensation (1)	0.04	0.04	0.03	0.12	0.10
Business development expenses (2)	-	-	-	0.04	-
As Adjusted	$0.18	$0.08	$0.17	$0.39	$0.25

Shares used in computing diluted net income per share	19,801	18,510	14,593	17,824	12,719

(1)	Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Statements of Financial Accounting Standards No. 123 (R).

(2)
Business development expenses include the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers, acquisitions and other significant partnership arrangements.